EXHIBIT 10.3
                      AMENDATORY AGREEMENT


         This  Amendment  is entered into this 1st day of March,  1995,  between
SOUTHERN  NATURAL  GAS  COMPANY   ("Company")  and  ATLANTA  GAS  LIGHT  COMPANY
("Shipper").

                      W I T N E S S E T H:

         WHEREAS, Company and Shipper are parties to a firm transportation agreement dated September 1, 1994, (#902470) for 100,000 Mcf per day ("September FT Agreement"), a firm transportation agreement dated November 1, 1994, (#904460) for 259,812 Mcf per day ("November FT Agreement"), a firm transportation-no notice agreement dated November 1, 1994, (#904461) for 406,222 Mcf per day ("FT-NN Agreement"), and a contract storage service agreement dated November 1, 1994, (#S20150) for 20,117,674 Mcf ("CSS Agreement"); and

         WHEREAS,  Shipper has agreed to support the  Stipulation  and Agreement
filed  by  Company  in  Docket  Nos.  RP89-224,   et  al.,  on  March  15,  1995
("Stipulation"); and

         WHEREAS, under the terms of the Stipulation, Company has agreed to discount Shipper's rates and charges under the September FT Agreement and Shipper has agreed to extend the primary terms of the September FT Agreement, the November FT Agreement, the FT-NN Agreement and the CSS Agreement, all as more specifically provided herein;

         NOW THEREFORE, in consideration for the premises and the mutual promises and covenants contained herein, the parties agree as follows:

         1. Section 4.1 of the September FT Agreement, FT-NN Agreement and CSS Agreement, respectively, shall be deleted in their entirety and the following
Section 4.1 substituted therefor in each agreement:

                  4.1      Subject  to the  provisions  hereof,  this  Agreement
                           shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through February 28, 1998, and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or any subsequent yearly extension.




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Amendatory Agreement
Page 2



     2. Section 4.1 of the November FT Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

         4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: (a) April 30, 2007 for 114,905 Mcf per day of Transportation Demand and June 30, 2007 for 1,000 Mcf per day of Transportation Demand, and shall continue and remain in force and effect for successive terms of one year each after the end of each primary term for the specified volume, unless and until cancelled with respect to the associated volume by either party giving 180 days written notice to the other party prior to the end of the specified primary term or any yearly extension thereof; and (b) February 28, 1998, for 143,907 Mcf per day of Transportation Demand, and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extension.

         3. The current Exhibit E to the September FT Agreement shall be deleted in its entirety and the 1st Revised Exhibit E attached hereto effective March 1, 1995, shall be substituted therefor.

         4. This Amendment is conditioned on the Stipulation becoming effective as provided in Article XVIII thereof and the Stipulation not otherwise being terminated pursuant to its terms. If the Stipulation does not become effective or if it terminates pursuant to its terms, then either party may give prior written notice to the other party to (a) reinstate the primary term and Exhibit E which were in effect under the September FT Agreement prior to the date of this Amendment, and (b) amend Section 4.1 of the November FT Agreement, the FT-NN Agreement, and the CSS Agreement to provide that the respective primary terms under such agreements which were extended herein through February 28, 1998, shall extend through the later of October 31, 1995, or ninety (90) days after the date that the Stipulation terminates. Within fifteen (15) days after the Stipulation terminates, the parties shall execute any documents necessary to effectuate the foregoing provision. If the Stipulation becomes effective, then within fifteen (15) days after such effective date, the parties shall execute such other amendments to the firm transportation service agreements provided for in paragraph 1(b) of Article XV of the Stipulation.



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Amendatory Agreement
Page 3




         5. As provided in paragraph 2(a) of Article IV of the Stipulation, this amendment is subject to the provisions of Articles III, paragraph 4 and XII, paragraph 5 of the Stipulation.
         6. Except as provided herein, the September FT Agreement, the November FT Agreement, the FT-NN Agreement and the CSS Agreement shall remain in full force and effect as written.

         7. This Amendment is subject to all applicable, valid laws, orders, rules and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

         WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.

ATTEST:                   SOUTHERN NATURAL GAS COMPANY


By: /s/ R. David Hendrickson                By: /s/ Joel Anderson
Title: Secretary                                     Title: Vice President


ATTEST:                      ATLANTA GAS LIGHT COMPANY


By: /s/ Melanie M. Platt                    By: /s/ Stephen J. Gunther
Title: Corporate Secretary                  Title: Vice Presid/EGD




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                       Service Agreement No. 902470

                                                                 FIRST REVISED

                                                                   EXHIBIT E

                                               DISCOUNT INFORMATION



Discounted Rates:

     (1) The Reservation  Charge under this Agreement  shall be $10.50/Mcf;

     (2) The applicable GSR Cost Surcharge and GSR Volumetric Surcharge shall be capped at 50% each;

     (3) All other surcharges shall be assessed at full rate under this Agreement.


Discounted Rate Effective from 3/1/95 to 2/28/98, subject to the termination provisions of the Amendatory Agreement between the parties dated March 1, 1995, pursuant to which this revised Exhibit E was established.





 /s/ Stephen J. Gunther                      /s/ Joel Anderson
ATLANTA GAS LIGHT COMPANY                   SOUTHERN NATURAL GAS COMPANY


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